UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2005

CYGNE DESIGNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22102	04-2843286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01	Other Events.

On August 1, 2005, Cygne Designs, Inc. issued a press release announcing the completion of its acquisition of the denim apparel business of Commerce Clothing Company LLC effective July 31, 2005.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

99.1	Press Release of Cygne Designs, Inc. announcing of the acquisition of the denim apparel business of Commerce Clothing Company LLC.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Cygne Designs, Inc. announcing the acquisition of the denim apparel business of Commerce Clothing Company LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.

Date: August 1, 2005	By:	/s/ ROY E. GREEN
	Name:	Roy E. Green
	Title:	Chief Financial Officer